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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 9, 2002
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                Date of Report (Date of earliest event reported)

                           International Paper Company
                               Hourly Savings Plan

                           INTERNATIONAL PAPER COMPANY
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
            -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           1-3157                                         13-0872805
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     Commission File Number                    (IRS Employer Identification No.)



    400 Atlantic Street, Stamford, Connecticut                           06921
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     (Address of Principal Executive Offices)                         (Zip Code)


                                  203-541-8000
            -----------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.      CHANGES IN CONTROL OF REGISTRANT.

             N/A

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             N/A

Item. 3.     BANKRUPTCY OR RECEIVERSHIP.

             N/A

Item 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In connection with the Company's change of auditors by its Board of Directors on April 9, 2002, the employee benefit plans sponsored by the Company have also changed auditors. The new auditor for the fiscal year 2002 will be Deloitte & Touche LLP.

Item 5.      OTHER EVENTS.

             N/A



Item 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.

             N/A


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

                 c)  Exhibits.  N/A
..


Item 8.      CHANGE IN FISCAL YEAR.

             N/A




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Item 9.      REGULATION FD DISCLOSURE.


             N/A





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                INTERNATIONAL PAPER COMPANY
                                                ---------------------------
                                                         (Registrant)


Dated:   June 19, 2002                          /s/ Carol M. Samalin
                                                ---------------------------
Stamford, Connecticut                               Carol M. Samalin
                                                    Assistant Secretary